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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2006


                            FFD Financial Corporation
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             (Exact name of registrant as specified in its charter)


            Ohio                         0-27916                 34-1921148
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)


                   321 North Wooster Avenue, Dover, Ohio 44622
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (330) 364-7777
                                                           --------------

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Section 5 - Corporate Governance and Management

Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
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            Appointment of Principal Officers.
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On October 17, 2006, the Board of Directors of FFD Financial Corporation (the
"Company") promoted Robert R. Gerber from Vice President, Treasurer and Chief Financial Officer to Senior Vice President, Treasurer and Chief Financial Officer. Mr. Gerber also holds these same positions with First Federal Community Bank ("First Federal"), the Company's wholly-owned subsidiary. Mr. Gerber, age 57, has served as Vice President, Treasurer and Chief Financial Officer of the Company and First Federal since October 2000.


Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.
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      (a) -- (d). Not applicable.
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                                   SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FFD FINANCIAL CORPORATION



                                       By: /s/ Trent B. Troyer
                                           -------------------------------------
                                           Trent B. Troyer
                                           President and Chief Executive Officer


Date: October 27, 2006